Fees Summary	Nov. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 52,832,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,596.38
Total Offset Amount	0.00
Net Fee	$ 4,596.38